EXHIBIT 4.73

             ADVISORY SERVICES AGREEMENT BETWEEN RSA HOLDINGS LTD.
                AND IMA EXPLORATION INC. DATED FEBRUARY 14, 2006

IMA EXPLORATION INC.




February 14, 2006

Mr. Tookie Angus
RSA Holdings Ltd.
5903 Larch Street
Vancouver, BC
V6M 4E5

Dear Tookie:


Effective January 1, 2006 IMA and RSA agree to a monthly fee of US $5,000 for the advisory services of Tookie Angus including participation on various committees of IMA. This agreement is for a minimum term of six months after which it can be continued on a month to month basis.

IMA and R. S. Angus have previously executed confidentially and indemnity agreements which continue to be in effect.




Yours truly,
IMA EXPLORATION INC.                       RSA Holdings Ltd.



Per: /s/ ART LANG                          Per: /s/ R.S. (TOOKIE) ANGUS
    -------------------------------            ---------------------------------
Art Lang                                   R. S. (Tookie) Angus
CFO                                        President





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